Exhibit 10.22

AMENDMENT AND CONSENT AGREEMENT

This AMENDMENT AND CONSENT AGREEMENT (this “Agreement”) is entered into as of December 6, 2021 by and among APA CONSTRUCTION FINANCE, LLC, a Delaware limited liability company (the “Borrower”), BT GA SOLAR, LLC, CURRY SOLAR FARM LLC, LIGHTBEAM POWER COMPANY GRIDLEY MAIN LLC, LIGHTBEAM POWER COMPANY GRIDLEY MAIN TWO LLC, NM MA SOLAR II, LLC, HI MA SOLAR, LLC, (together, the “Project Companies”), the “Lenders” listed on the signature pages hereof (collectively, the “Lenders”), the Counterparties listed on the signature pages hereof (collectively, the “Counterparties”) and FIFTH THIRD BANK, NATIONAL ASSOCIATION, in its capacities as the Administrative Agent and the Collateral Agent (together with its successors and permitted assigns, the “Agent”).

RECITALS:

A.    The Borrower, the Project Companies, the Lenders and the Agent, among others, are parties to that certain Credit Agreement, dated as of January 10, 2020 (as amended by the First Amendment to Credit Agreement, dated as of September 20, 2020, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

B.    The Borrower and the Project Companies have requested, and the Lenders, the Counterparties and the Agent have conditionally agreed, to amend and modify the Credit Agreement, in accordance with, and subject to, the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises and the terms, conditions, agreements, promises and covenants contained herein and in the other Loan Documents, as amended hereby, the parties hereto agree as follows:

1.    Incorporation of Recitals. The Recitals set forth above are incorporated herein, are acknowledged by each party hereto to be true and correct and are made a part hereof.

2.    Amendments to the Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall be amended as follows:

(a)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Change of Control”, in its entirety, and substituting the following therefor:

““Change of Control” means (a) (i) prior to a Qualified IPO, the Permitted Holders ceasing to beneficially own (within the meaning of Rule 13d-5 of the 1934 Act), directly or indirectly, at least the majority of the voting power of the Borrower or (ii) after a Qualified IPO, any person or group (other than the Permitted Holders or a group of persons controlled by the Permitted Holders) beneficially owning (within the meaning of Rule 13d-5 of the 1934 Act) more than the majority of the voting power of the Borrower; (b) (i) the Borrower ceasing to own 100% of the Capital Stock (A) at any time, in any Tax Equity HoldCo, (B) with respect to a Project that is not a Tax Equity Project, at any time, in any Project Company, or (C) with respect to any Tax Equity Project, before the Initial TE Funding for such Tax Equity Project, in the Project Company that owns such Tax Equity Project, (ii) with respect to any Tax Equity Project on or after the Initial TE Funding for such Project, (A) the Borrower or a Tax Equity HoldCo ceasing to own 100% of the Sponsor Membership Interests in the applicable Tax Equity JV and/or Lessee (if applicable), or (B) the Tax Equity JV ceasing to own 100% of the Capital Stock in the Project Company (if different than the Tax Equity JV), in each case other than from a Permitted Sale or (iii) Holdings ceasing to own, directly, 100% of the Capital Stock in the Borrower; or (c) the Guarantor ceasing to, directly or indirectly, own 100% of the Capital Stock of, or to control, Borrower. For the avoidance of doubt, that certain Business Combination Agreement, dated as of July 12, 2021, by and among CBRE Acquisition Holdings, Inc., CBAH Merger Sub I, Inc., CBAH Merger Sub II, LLC, Altus Power America Holdings, LLC, APAM Holdings, LLC and the Guarantor, and the consummation of the transactions contemplated thereby (the “Business Combination”), do not constitute a Change of Control; provided that, immediately after giving effect to the Business Combination, (1) the Guarantor under clause (a)(ii) of the definition thereof shall have either assumed the obligations under the APA Guaranty or provided a Replacement Guarantee, (2) such Guarantor shall be the surviving and publicly listed entity and (3) clause (c) of this definition of Change of Control shall continue to be satisfied.”

(b)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Qualified IPO”, in its entirety, and substituting the following therefor:

““Qualified IPO” means (a) the issuance by Holdings or any indirect parent of the Borrower (or its successor) of its common Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act (whether alone or in connection with a secondary public offering), or (b) the acquisition of Holdings or any direct or indirect parent thereof by, or merger, combination or consolidation of Holdings or any direct or indirect parent thereof with, any publicly traded acquisition company or targeted acquisition company or entity similar to the foregoing that results in the Equity Interests of Holdings or such direct or indirect parent thereof (or any successor to the foregoing by merger, combination or consolidation) being traded on, or Holdings or any direct or indirect parent thereof being wholly-owned by another entity whose Equity Interests are traded on, a national securities exchange.”

(c)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “APA Guaranty”, in its entirety, and substituting the following therefor:

““APA Guaranty” means (A) that certain Guaranty Agreement dated as of the date hereof entered into by the Guarantor in favor of the

Collateral Agent for the benefit of the Secured Parties covering (a) with respect to any Tax Equity Project, the repayment of the portion of the applicable Construction Loan or Term Loan with any Tax Equity Commitment reflected in the Project Initial Funding Date Base Case Model for such Project, (b) the Obligations with respect to any Construction Loan Tranche, prior to the Term Conversion Date of such Construction Loan Tranche and (c) with respect to Tax Equity Projects, any reduction in cash flow distributable to a Sponsor Member as a result of an indemnity claim or other cash diversion under the applicable Tax Equity Documents or (B) any Replacement Guaranty delivered by a Replacement Guarantor.”

(d)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Guarantor”, in its entirety, and substituting the following therefor:

““Guarantor” means (a)(i) prior to the Business Combination, Altus Power, Inc. (f/k/a Altus Power America, Inc.), a Delaware corporation and (ii) after the Business Combination, Altus Power, Inc. (f/k/a CBRE Acquisition Holdings, Inc.), a Delaware corporation or (b) any Replacement Guarantor that delivers a Replacement Guarantee, upon delivery of such Replacement Guarantee.”

(e)    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

““Business Combination” has the meaning given to such term in the definition of “Change of Control”.”

““Replacement Guarantee” means a guaranty in substantially the form of the APA Guaranty or that is otherwise acceptable to each Lender and each Counterparty.

“Replacement Guarantor” means any Person that (a)(i) has a Tangible Net Worth of at least $200 million and (ii) is rated BBB- or better by S&P or Fitch or Baa3 or better by Moody’s or (b) is otherwise acceptable to each Lender and each Counterparty.”

3.    Conditions of Effectiveness. This Agreement shall become effective as of the first date (the “Effective Date”) on which the Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Project Companies, each Lender, the Agent and each Counterparty.

4.    Representations and Warranties.

(a)    Each Loan Party hereby represents and warrants as follows:

(i)    This Agreement and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii)    As of the Effective Date: (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Loan Party forth in the Loan Documents are true and correct in all material respects as of the Effective Date, except to the extent that any such representation or warranty relates solely to an earlier date, in which case each such representation and warranty is true and correct in all material respects as of such earlier date, in each case, without duplication of any materiality qualifiers with respect to any such representation or warranty already qualified by materiality or Material Adverse Effect.

5.    Reference to and Effect on the Credit Agreement.

(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to any prior iteration of the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)    The Credit Agreement and the other Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith other than as set forth herein.

6.    Instruction to Agent. The Lenders hereby: (a) authorize and instruct the Agent to execute and deliver this Agreement; and (b) acknowledge and agree that the instruction set forth in this Section 6 constitutes an instruction from all Lenders under the Loan Documents.

7.    Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Agent, Counterparties and the Lenders (including the reasonable fees, costs and expenses of counsel to the Agent and counsel to the Lenders) incurred in connection with the preparation, execution and delivery of this Agreement.

8.    Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

10.    Loan Document. This Agreement shall constitute a “Loan Document”, under and as defined in the Credit Agreement, for all purposes under the other Loan Documents.

11.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

12.    Submission To Jurisdiction; Waivers. The parties hereby irrevocably agree that any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, shall be conducted in a manner consistent with, and subject to, Sections 9.12 and 9.18 of the Credit Agreement, each of which are hereby incorporated by reference as if fully stated herein.

13.    Limited Effect. Notwithstanding anything to the contrary herein, this Agreement shall not, whether by implication or otherwise, (i) other than as set specifically set forth herein, operate as a waiver, consent or amendment with respect to any right, power or remedy of the Agent and/or the Lenders (or any of them) under the Credit Agreement or any of the other Loan Documents; and (ii) other than as set specifically forth herein, constitute an extension, modification, waiver, consent or amendment with respect to any provision of the Credit Agreement or any of the other Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this AMENDMENT AND CONSENT AGREEMENT as of the date first set forth above.

BORROWER:	APA CONSTRUCTION FINANCE, LLC, a Delaware limited liability company

	By:	APA CONSTRUCTION FINANCE HOLDINGS, LLC, its Managing Member

		By:	ALTUS POWER, INC., its Managing Member

			By:	/s/ Gregg Felton
Gregg Felton, President

Signature Page to

Amendment and Consent Agreement

PROJECT COMPANIES:

BT GA SOLAR, LLC, a Delaware limited liability company

CURRY SOLAR FARM LLC, a Georgia limited liability company

LIGHTBEAM POWER COMPANY GRIDLEY MAIN LLC, a California limited liability company

LIGHTBEAM POWER COMPANY GRIDLEY MAIN TWO LLC, a California limited liability company

NM MA SOLAR II, LLC, a Delaware limited liability company

HI MA SOLAR, LLC, a Delaware limited liability company

	By:	APA CONSTRUCTION FINANCE, LLC, its Managing Member

		By:	APA CONSTRUCTION FINANCING HOLDINGS, LLC, its Managing Member

			By:	ALTUS POWER, INC., its Managing Member

				By:	/s/ Gregg Felton
Gregg Felton, President

Signature Page to

Amendment and Consent Agreement

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this AMENDMENT AND CONSENT AGREEMENT as of the date first set forth above.

ADMINISTRATIVE AGENT:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement

	By:	/s/ Zachary Christie

	Print Name:	Zachary Christie

	Title:	Vice President

LENDERS:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, in its capacity as a Lender under the Credit Agreement

	By:	/s/ Zachary Christie

	Print Name:	Zachary Christie

	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacity as a Lender under the Credit Agreement

	By:	/s/ Kyle Hatzes

	Print Name:	Kyle Hatzes

	Title:	Director

	By:	/s/ Sam Oliver

	Print Name:	Sam Oliver

	Title:	Director

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, in its capacity as a Lender under the Credit Agreement

	By:	/s/ David Granucci

	Print Name:	David Granucci

	Title:	Senior Vice President

Signature Page to

Amendment and Consent Agreement

COUNTERPARTIES:	Deutsche Bank AG, in its capacity as a Counterparty

	By:	/s/ Rupesh Patel

	Print Name:	Rupesh Patel

	Title:	Director

	By:	/s/ Cynthia Cuomo

	Print Name:	Cynthia Cuomo

	Title:	Director

Signature Page to

Amendment and Consent Agreement